                            SUPPLEMENT TO THE PENSION
                                SCHEME AGREEMENT
                                ----------------
Between

Ing. Erich Pfeiffer GmbH in Radolfzell-Boehringen,
Represented by its shareholders
AptarGroup, Inc. with place of office in Crystal Lake, Illinois U.S.A.

     Section VIII, sub-section (1), is amended as follows:
     Effective January 1, 1997

     "Pensionable income means the monthly basic salary which the Managing Director has received from AptarGroup, Inc. and all it's direct or indirect subsidiaries, during the last countable and completed calendar year before retirement."

Radolfzell-Boehringen, this 16th day of October 2001.

                  Ing. Erich Pfeiffer GmbH
                  by:




                  /s/ Peter Pfeiffer
                  ----------------------------
                  Peter Pfeiffer

Crystal Lake, Illinois, U.S.A., this 16th  day of October, 2001.

                  AptarGroup, Inc.
                  by:




                  /s/ Carl Siebel
                  ----------------------------
                  Carl A. Siebel
                  CEO AptarGroup, Inc.